UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania	19020
(Address of principal executive office)	(Zip code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
( )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On Tuesday, May 31, 2016, Healthcare Services Group, Inc. (the "Company") held its annual meeting of shareholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2016. As of the Record Date of April 1, 2016, there were 72,406,694 shares of common stock outstanding and entitled to notice of and to vote at the annual meeting. The final voting for the matters submitted to a vote of shareholders are as follows:

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, shareholders voted for the election of ten Directors for a one-year term or until their successors are elected and qualified to fill the expiring terms of such Directors. All of the Company’s nominees for Director received the requisite plurality (i.e. the highest number of votes of the Company’s common stock in accordance with the bylaws of the Company and Section 1758 of the Pennsylvania Business Corporation Law) of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for the ensuing year and until their successors are duly elected and qualified. The voting results are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel P. McCartney	42,270,600	19,911,519	6,212,396
Robert L. Frome	42,245,897	19,935,222	6,212,396
Robert J. Moss	41,150,487	21,031,632	6,212,396
John M. Briggs	41,166,409	21,015,710	6,212,396
Dino D. Ottaviano	22,944,447	39,237,672	6,212,396
Theodore Wahl	42,313,254	19,868,865	6,212,396
Michael E. McBryan	42,271,955	19,910,164	6,212,396
Diane S. Casey	39,388,534	22,793,585	6,212,396
John J. McFadden	39,419,378	22,762,741	6,212,396
Jude Visconto	43,110,816	19,071,303	6,212,396

Proposal No. 2 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Grant Thornton LLP as the Company's independent registered public accountants for the current fiscal year ending December 31, 2016 has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,851,521	445,794	97,200	—

Proposal No. 3 — Advisory Vote on Executive Compensation

The proposal relating to an advisory vote on a non-binding resolution to approve the compensation of the Company's named executive officers has received a majority of the votes case as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,147,139	1,864,062	170,916	6,212,398

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: May 31, 2016	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: General Counsel & Secretary

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